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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

QUAD METALS CORPORATION

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14c-5(g).

[X]  Fee Computed on Table Below Per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of Each Class of Securities to Which Transaction Applies:  None

2)

Aggregate Number of Securities to Which Transaction Applies:  None

3)

Per Unit Price or Other Underlying Value of Transaction Computed Pursuant to Exchange Act Rule 0-11 (Set Forth the Amount on Which the Filing Fee Is Calculated and State How It Was Determined.):   –$0- The transaction is not of the type requiring a filing fee under Rule 0-11

4)

Proposed Maximum Aggregate Value of Transaction:  $-0-

5)

Total fee paid:  $-0-

[   ]  Fee paid previously with preliminary materials

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: n/a

(2)

Form, Schedule, or Registration Statement No: n/a

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SEC 733A (3-03)

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QUAD METALS CORPORATION

Notice of Shareholder Consent

NOTICE IS HEREBY GIVEN that the shareholders of Quad Metals Corporation, a Nevada Corporation, holding a majority of the outstanding shares of the company’s Common Stock have consented to an amendment to the Articles of Incorporation changing the name of the Company from Quad Metals Corporation to DataJungle Software Inc. The amendment to the Articles of Incorporation shall become effective twenty days after the mailing of the accompanying Information Statement.

October 29, 2003

By Order of the Board of Directors

Edward Munden, Director

QUAD METALS CORPORATION

INFORMATION STATEMENT

Regarding Corporate Action to be Taken by Consent of Shareholders

This Information Statement is furnished in connection with the amendment to the Company’s Articles of Incorporation. Shareholders of Quad Metals Corporation, a Nevada Corporation, holding a majority of the outstanding shares of the company’s Common Stock have consented to an amendment to the Articles of Incorporation changing the name of the Company from Quad Metals Corporation to DataJungle Software Inc.

The amendment to the Articles of Incorporation shall become effective twenty days after the mailing of this Information Statement to the shareholders of the Company. This Information Statement is first being mailed to Shareholders on or about November 10, 2003.

Pursuant to the corporate laws of the State of Nevada any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, Stockholders holding 52.9 % of the outstanding shares of the Company have consented to the amendment to the change of the Company’s name.  There are no dissenter's rights applicable with respect to this amendment to the Articles of Incorporation changing the name of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

MATTERS COVERED BY THE CONSENT OF SHAREHOLDERS

Amendment to the Articles of Incorporation

The Company intends to amend Article I of its Articles of Incorporation to change the name of the Company from Quad Metals Corporation to DataJungle Software Inc. As provided under the corporate laws of the State of Nevada, the amendment is to be accomplished by consent of the holders of a majority of the shares entitled to vote.

Discussion

As at October 29, 2003 , pursuant to a Share Exchange Agreement (the “Agreement”), Quad Metals Corporation (“Quad”) had acquired 100% of the outstanding shares of DataJungle Ltd. (“DataJungle”), a Canadian corporation, in exchange for 7,753,719 common shares of Quad Common Stock.  Pursuant to the Agreement, Quad also had an obligation to issue 5,249,281 common shares to holders of debt in DataJungle (this obligation was subsequently reduced to 5,182,697 common shares due to waiver of interest by a holder of the DataJungle debt).  In addition to the above, Quad has entered into an agreement to guara n ty approximately $447,101 of convertible debt of DataJungle and to permit this debt to be convertible at any time to 4,009,302 common shares of Quad.  As at October 29, 2003, Quad had received subscriptions for 345,001 common shares for gross proceeds of $103,500.00

DataJungle is a software company that develops and markets web-based enterprise-class business intelligence software solutions that translate business data into interactive tables, charts and maps.  These solutions consist of modules of functionality that can be assembled to the specific requirements of the customer and customized to the needs of each user class within the customer’s business.  DataJungle’s software extends and is complementary to the products of most leading vendors of business intelligence software.  DataJungle software leverages XML Web Services and vector graphics based delivery formats.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company has one class of voting securities outstanding.  At the record date for the Shareholder Consent there were 15,190,910 shares of Common Stock outstanding held by 998 shareholders of record.  Each share of Common Stock is entitled to one vote on each matter to be considered.

The proposal to Amend the Company’s Articles of Incorporation requires the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. Shareholders representing  52.9 % of the shares entitled to vote have consented to the amendment to the Articles of Incorporation.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets for the information with respect to the number of shares of Common Stock beneficially owned as at October 29, 2003 by (1) all holders of shares of Common Stock known by the Company to own beneficially more than 5% of the 15,190,910 outstanding shares of Common Stock, (2) the executive officers of the Company, (3) the Director of the Company and (4) the Director and all officers of the Company as a group.

Approximate

Name and Address

Amount and Nature of

Percentage of

Of Beneficial Owner

Beneficial Ownership

Notes

Common Stock

__________________________________________________________________________

Officers and Directors:

Edward Munden

4,103,603

1,2,3,4

27.0%

30 Metcalfe Street, Suite 620

Ottawa, Ontario, K1P 5L4

Denes Bartakovich

1,917,483

2,8

12.6%

23 Wycliffe Street

Nepean, Ontario, K2G 5M1

Larry Bruce

   575,613

2,5,6

  3.8%

75 Stinson Avenue

Nepean, Ontario, K2H 6N6

Don Carter

4,766,475

2,3,7

31.4%

37 Marble Arch Crescent

Nepean, Ontario, K2G 5S7

Robert Poole

1,903,953

2,8

12.5%

941 Black Road

Oxford Station, Ontario

K0G 1T0

All executive officers and

9,257,825

3,5

60.9%

Director as a group (5 persons)

Five Percent Stockholders

Warren Ponvert, Jr.

1,967,573

13.0%

5704 Gloster Road

Bethesda, MD, 20816

Denes Bartakovich

1,917,483

8

12.6%

23 Wycliffe Street

Nepean, Ontario, K2G 5M1

Robert Poole

1,903,953

8

12.5%

941 Black Road

Oxford Station, Ontario, K0G 1T0

Capital House Corporation

4,009,302

3

26.4%

30 Metcalfe Street, Suite 620

Ottawa, Ontario, K1P 5L4

Notes:

1.

Director

2.

Executive Officer

3.

Includes 4,009,302 shares of Common Stock issuable upon conversion of a convertible promissory note held in the name of Capital House Corporation (the “Note”).  Capital House Corporation, Edward Munden and Don Carter have an undivided beneficial interest in the Note together with other persons who are not officers, directors or affiliates of the Company.  Accordingly, the 4,009,302 shares have been included as beneficially owned by each of the foregoing named persons and by all executive officers and Director as a group

4.

Includes 94,301 shares of Common Stock held by spouse

5.

Includes 120,000 options (subject to Stockholder approval of the stock option plan)

6.

Includes 120,000 shares of Common Stock held by spouse and 120,000 shares of Common Stock held by a child

7.

Includes 757,173 shares of Common Stock held by a family trust

8.

Shares held by a family trust

WHERE YOU CAN FIND INFORMATION REGARDING THE COMPANY

A copy of the Company’s annual report for the period ended December 31, 2002 (Form 10-K) as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, may be obtained by Shareholders on EDGAR at the Securities and Exchange Commission’s website at www.sec.gov, or without charge by writing to the Secretary of the Company at One Hines Road, Suite 202, Ottawa, Ontario, Canada, K2K 3C7.

QUAD METALS CORPORATION

By Order of the Board of Directors

__________________________

Edward Munden, Director

October 29, 2003.